Exhibit 10.22
First Amendment to Contingent Asset Sale Agreement
     This First Amendment to Contingent Asset Sale Agreement is made effective January 22, 2007 by and between Alderwoods Group (California), Inc. (“Seller”) and Carriage Cemetery Services, Inc., a Texas corporation (“Buyer”);
     WHEREAS, SCI Funeral Services, Inc. (“SCI Funeral Services”) and the Buyer entered into an Contingent Asset Sale Agreement dated November 22, 2006 (the “Agreement”);
     WHREAS, the Seller executed a Seller Joinder assuming all obligations of the Seller under the Agreement, whereupon SCI Funeral Services was released therefrom; and
     WHEREAS, Seller and Buyer wish to amend that Agreement in the manner set forth below.
     NOW THEREFORE, in consideration of the premises and agreements herein contained, the Parties intending to be legally bound hereby agree to amend certain sections of the Agreement as follows:
     1. Section 5.16(b) of the Agreement is hereby amended in its entirety so that, as amended, said Section 5.16(b) shall read as follows:
     “(b) [INTENTIONALLY DELETED].”
     2. Section 5.16(c) of the Agreement is hereby amended in its entirety to read as follows:
“Seller agrees that upon the breach or threatened breach of the provisions of this Section, the remedies at law of Buyer will be inadequate, and Buyer shall be entitled to an injunction or injunctions to prevent such breach and to enforce specifically the provisions hereof in addition to any other remedy to which the Buyer may be entitled at law or equity. ”
     3. Section 5.18 of the Agreement is hereby amended in its entirety so that, as amended, said Section 5.18 shall read as follows:
     “5.18 [INTENTIONALLY DELETED].”
     4. Except as hereinabove specifically amended, the Agreement is and shall remain in full force and effect according to its terms and conditions, all of which are hereby ratified and confirmed by the parties.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment to Contingent Asset Sale Agreement on the date and year first above mentioned.

BUYER:		SELLER:

Carriage Cemetery Services, Inc.		Alderwoods Group (California), Inc.

By:	/s/ W. Clark Harlow W. Clark Harlow, Vice President	By:	/s/ Lori E. Spilde Lori E. Spilde, Vice President
     SCI California Funeral Services, Inc., Guarantor of Seller’s obligations under the Agreement, hereby joins in the execution of this First Amendment to acknowledge the amendments to the Agreement made hereby.

SCI California Funeral Services, Inc.
By:	/s/ Lori E. Spilde
Lori E. Spilde, Vice President